UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 17, 2008

Exact Name of Registrant as Specified in
	Charter; State of Incorporation;	IRS Employer
Commission File Number	Address and Telephone Number	Identification Number

1-8962	Pinnacle West Capital Corporation	86-0512431
(an Arizona corporation)
400 North Fifth Street, P.O. Box 53999
Phoenix, AZ 85072-3999
(602) 250-1000

1-4473	Arizona Public Service Company	86-0011170
(an Arizona corporation)
400 North Fifth Street, P.O. Box 53999
Phoenix, AZ 85072-3999
(602) 250-1000
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
     This combined Form 8-K is separately filed by Pinnacle West Capital Corporation and Arizona Public Service Company. Each registrant is filing on its own behalf all of the information contained in this Form 8-K that relates to such registrant and, where required, its subsidiaries. Except as stated in the preceding sentence, neither registrant is filing any information that does not relate to such registrant, and therefore makes no representation as to any such information.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year
Item 9.01 Financial Statements and Exhibits
SIGNATURES
Exhibit Index
EX-3.1
EX-3.2

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     (c) On December 17, 2008, the Board of Directors of Pinnacle West Capital Corporation (“Pinnacle West”) appointed Barbara M. Gomez as Vice President, Controller and Chief Accounting Officer of Pinnacle West, effective January 1, 2009. Ms. Gomez, age 53, has been the Vice President and Treasurer of Pinnacle West and Arizona Public Service Company (“APS”) since 2004, positions she will no longer hold when she assumes her new responsibilities as of January 1, 2009. Her previous experience included serving as Treasurer of Pinnacle West (August 1999 – February 2004) and Manager of Treasury Operations of APS (1997 – 1999). She also served as Treasurer of APS in October 1999.
     On December 17, 2008, Pinnacle West’s Board of Directors appointed Chris N. Froggatt as Vice President and Treasurer of Pinnacle West and APS, effective January 1, 2009. Mr. Froggatt has been the Vice President and Controller of APS since 2002, positions he will no longer hold when he assumes his new responsibilities as of January 1, 2009. His previous experience included serving as Vice President and Controller of Pinnacle West (August 1999 – October 2002), Controller of Pinnacle West (July 1999 – August 1999) and Controller of APS (July 1997 – July 1999).
     On December 17, 2008, APS’ Board of Directors appointed Denise R. Danner as Vice President and Controller of APS, effective January 1, 2009. Ms. Danner previously was employed by Allied Waste Industries, Inc. as Senior Vice President, Controller and Chief Accounting Officer (2007 — 2008) and by Phelps Dodge Corporation as Vice President, Controller and Chief Accounting Officer (2004 – 2007) and as Assistant Controller (2001 – 2004).
Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
     (a) On December 17, 2008, the Board of Directors of APS and of Pinnacle West each approved amendments to its company’s bylaws to remove the mandatory retirement age for directors. Prior to the amendment, a person was not eligible for election or appointment as a director of Pinnacle West or APS if his or her 72nd birthday occurred on or before the date of such election or appointment. The amendment became effective on December 17, 2008. The preceding disclosure is qualified in its entirety by reference to the Pinnacle West and the APS bylaw amendments, which are attached to this Current Report on Form 8-K as Exhibit 3.1 and Exhibit 3.2, respectively.

Item 9.01 Financial Statements and Exhibits.
(d)	Exhibits.

Exhibit
No.	Registrant(s)	Description

3.1	Pinnacle West Capital Corporation	Amendment to Pinnacle West Capital Corporation’s Bylaws, effective as of December 17, 2008

3.2	Arizona Public Service Company	Amendment to Arizona Public Service Company’s Bylaws, effective as of December 17, 2008

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PINNACLE WEST CAPITAL CORPORATION (Registrant)
Dated: December 22, 2008	By:	/s/ James R. Hatfield
James R. Hatfield
Senior Vice President and Chief Financial Officer

ARIZONA PUBLIC SERVICE COMPANY (Registrant)
Dated: December 22, 2008	By:	/s/ James R. Hatfield
James R. Hatfield
Senior Vice President and Chief Financial Officer

Exhibit Index

Exhibit
No.	Registrant(s)	Description

3.1	Pinnacle West Capital Corporation	Amendment to Pinnacle West Capital Corporation’s Bylaws, effective as of December 17, 2008

3.2	Arizona Public Service Company	Amendment to Arizona Public Service Company’s Bylaws, effective as of December 17, 2008